SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             JANUARY 3, 2002
                             ---------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


          DELAWARE               0-13817                  84-8963939
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission              (IRS Employer
     of Incorporation         File Number)         Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                          ---------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On January 3, 2002, Margate Industries, Inc. announced the death of Fredrick G. Schriever, a director and also the resignation from the Board of Directors of Delbert W. Mullens. A copy of the press release is attached as Exhibit 99.1

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          See Item 5 of this Report.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits:

               99.1 Press Release dated January 3, 2002

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARGATE INDUSTRIES, INC.


Dated: January 4, 2002             By: /s/ William H. Hopton
                                      -----------------------------
                                        William H. Hopton, President

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